                                                                     EXHIBIT 1.A

                               EL PASO CORPORATION

                     10,000,000 9.00% Equity Security Units

                             Underwriting Agreement


                                                                   June 20, 2002

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

As Representatives of the Several Underwriters

Ladies and Gentlemen:

                  El Paso Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") for whom Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. are acting as representatives (the "Representatives"), an aggregate of 10,000,000 of its 9.00% Equity Security Units (the "Underwritten Securities") with a stated amount, per Equity Security Unit, of $50 (the "Stated Amount"). Each Equity Security Unit will initially consist of (a) a purchase contract (a "Purchase Contract") under which the holder will agree to purchase from the Company not later than August 16, 2005 (the "Stock Purchase Date"), for an amount of cash equal to the Stated Amount, a number of shares of common stock, $3.00 par value per share ("Common Stock"), of the Company equal to the Settlement Rate (as defined in the Purchase Contract Agreement) referred to below) and (b) $50 principal amount of the Company's senior notes due August 16, 2007 (the "Notes") issued pursuant to the Indenture (as defined below).

                  The Company also proposes to grant to the Underwriters an option to purchase up to an additional 1,500,000 of its Equity Security Units to cover over-allotments (the "Option Securities"); the Option Securities, together with the Underwritten Securities are herein referred to as the "Securities." The Notes that initially constitute a component of the Equity Security Units are hereinafter sometimes referred to as the "Underlying Notes." In accordance with the terms of the purchase contract agreement, to be dated as of June 26, 2002 (the "Purchase Contract Agreement"), between the Company and JPMorgan Chase Bank, as purchase contract agent (the "Purchase Contract Agent"), pursuant to which the Purchase Contracts will be issued, the Underlying Notes will be pledged by the Purchase Contract Agent, on behalf of the holders of the Equity Security Units, to The Bank of New York, as collateral agent (the "Collateral Agent"), pursuant to the pledge agreement, to be dated as of June 26, 2002 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and The Bank of New York, as custodial agent (the "Custodial Agent") and as securities intermediary (the "Securities Intermediary") to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. The shares of Common Stock issuable pursuant to the Purchase Contracts are hereinafter called the "Shares." The rights and obligations of a holder of Securities in respect of Notes (subject to the pledge thereof) and Purchase Contracts will initially be evidenced by an Equity Security Unit Certificate (as defined in the Purchase Contract Agreement).

                  The Notes will be issued pursuant to an indenture dated as of May 10, 1999, as supplemented by eight supplemental indentures (collectively, the "Indenture"), between the Company and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as trustee (the "Trustee"). The Securities and the Indenture are more fully described in the Prospectus referred to below.

                  Pursuant to a remarketing agreement (the "Remarketing Agreement") to be dated as of June 26, 2002, among the Company, the Purchase Contract Agent and Credit Suisse First Boston Corporation, as remarketing agent (the "Remarketing Agent"), the Notes may be remarketed, subject to certain terms and conditions.

                  As used in this Agreement, the term "Operative Documents" means, collectively, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement and the Indenture.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. 333-82412) including a prospectus, relating to the Securities, the Purchase Contracts, the Underlying Notes and the Shares. The registration statement as amended to the date of this Agreement is referred to in this Agreement as the "Registration Statement." The term "Base Prospectus" means the prospectus included in the Registration Statement. The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Securities, the Purchase Contracts, the Underlying Notes and the Shares pursuant to Rule 424 under the Securities Act. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Base Prospectus as supplemented by any applicable Prospectus Supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

                  The Company hereby agrees with the several Underwriters as follows:

                  1. The Company agrees to issue and sell the Underwritten Securities to the Underwriters as hereinafter provided, and the Underwriters, severally and not jointly, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agree to purchase from the Company the Underwritten Securities at a purchase price per Equity Security Unit of $48.50 (the "Purchase Price").

                  In addition, the Company agrees to issue and sell the Option Securities to the Underwriters as hereinafter provided, and the Underwriters, severally and not jointly on the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, shall have the option to purchase from the Company up to an aggregate of 1,500,000 Option Securities at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Securities by the Underwriters.

                  The Underwriters may exercise the option to purchase the Option Securities at any time on or before the thirteenth day following the Closing Date (as defined in Section 3 hereof), by written notice from both Representatives to the Company. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than three full Business Days (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof), but in any event not later than the thirteenth day following the Closing Date. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

                  2. The Company understands that the Underwriters intend (i) to make a public offering of the Securities as soon as in their judgment is advisable after the parties hereto have executed and delivered this Agreement and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

                  3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriters, in the case of the Underwritten Securities, at 10:00 a.m. (New York City time) on June 26, 2002, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Securities, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Securities. The time and date of such payment for the Underwritten Securities are referred to herein as the "Closing Date" and the time and date for such payment for the Option Securities, if other than the Closing Date, are referred to herein as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

                  Delivery of the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company ("DTC") unless the Representatives shall otherwise instruct.

                  4. The Company represents and warrants to the several Underwriters that:

                  (a) the Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-3 under the Securities Act, and the Registration Statement has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission;

                  (b) on the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Registration Statement, as of the date of this Agreement, conforms and, as amended or supplemented, if applicable, will conform in all material respects to the requirements of the Securities Act and the rules and regulations on the Commission thereunder, and the Trust Indenture Act, and the applicable rules and regulations thereunder, and does not include and, as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date of its filing, and as amended or supplemented, if applicable, conforms or will conform in all material respects to the requirements of the Securities Act and the rules and regulations on the Commission thereunder and, as of the date of its filing, did not or will not include, and as of the Closing Date or the Additional Closing Date or as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein, it being understood and agreed that the only such information is that described as such in the second paragraph of Section 7 hereof;

                  (c) the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, conformed and will conform in all material respects with the requirements of the Securities Act, the Exchange Act or the rules and regulations of the Commission thereunder, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was filed and on the Closing Date and the Additional Closing Date, as the case may be, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, and with respect to the Prospectus, in light of the circumstances under which they were made, not misleading;

                  (d) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect");

                  (e) each subsidiary set forth on Schedule II hereto (each, a "Significant Subsidiary") of the Company has been duly incorporated or formed, as the case may be, and is an existing corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus; and each such Significant Subsidiary is duly qualified to do business as a foreign corporation, limited liability company or limited partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect; all of the issued and outstanding equity interests of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable (other than the shares of Series A Preferred Stock of El Paso Tennessee Pipeline Co. that are listed on the New York Stock Exchange); and the equity interests of each Significant Subsidiary owned by the Company, directly or through subsidiaries, are owned free from liens, claims, or adverse interests of any nature;

                  (f) except for the registration of the Securities, the Purchase Contracts and the Notes under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act, the Exchange Act and applicable state securities laws and rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Securities, the Purchase Contracts or the Notes by the Underwriters or the issuance of the Shares pursuant to the Purchase Contracts, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby;

                  (g) the execution, delivery and performance of this Agreement, the Purchase Contract Agreement (including the Purchase Contracts), the Indenture, the Pledge Agreement and the Remarketing Agreement and the issuance and sale of the Securities and compliance with the terms and provisions of this Agreement, the Indenture and the other Operative Documents, the Securities, the Notes and the Purchase Contracts will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their properties, or (ii) any agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or (iii) the charter or by-laws of the Company or any such Significant Subsidiary, except in the case of clauses (i) and (ii), for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                  (h) this Agreement has been duly authorized, executed and delivered by the Company;

                  (i) the Shares to be issued and sold by the Company pursuant to the Purchase Contracts have been duly authorized and reserved for issuance, and when issued and delivered in accordance with the terms of the Purchase Contracts, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Company's Form 8-A/A filed pursuant to the Exchange Act and incorporated by reference in the Prospectus;

                  (j) the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to the description thereof contained in the Prospectus;

                  (k) the Remarketing Agreement has been duly authorized by the Company and when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and will conform in all material respects to the descriptions thereof in the Prospectus; in addition, rights to indemnification thereunder may not be enforceable due to considerations of public policy;

                  (l) each of the Purchase Contract Agreement and the Pledge Agreement has been duly authorized by the Company and, when executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the other parties thereto, the Purchase Contract Agreement and the Pledge Agreement will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by
         (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and each will conform in all material respects to the descriptions thereof in the Prospectus;

                  (m) the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts constituting part of such Securities, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement;

                  (n) the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                  (o) the Notes have been duly authorized and when issued and delivered and upon payment for the Securities, will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered, and will constitute the valid and binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by
         (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and the Notes will conform in all material respects to the descriptions thereof in the Prospectus;

                  (p) the Securities have been duly authorized by the Company and at the Closing Date and the Additional Closing Date, as the case may be, after payment therefor and execution and delivery thereof in accordance with this Agreement, assuming due authentication thereof in accordance with the terms of the Purchase Contract Agreement, due authorization, execution and delivery thereof by the Purchase Contract Agent as attorney-in-fact for the holders thereof, and due authentication of the Notes by the Trustee will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Purchase Contract Agreement, except to the extent that enforcement thereof may be limited by (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and the Securities will conform in all material respects to the description thereof in the Prospectus. The Securities and the Shares have been duly registered under the Exchange Act and have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and the issuance of the Securities is not subject to preemptive or other similar rights.

                  (q) neither the Company nor any Significant Subsidiary is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary or their respective property is bound, except in the case of clause (ii) for any such default as would not, individually or in the aggregate, have a Material Adverse Effect;

                  (r) except as disclosed in the Prospectus, the Company and its Significant Subsidiaries have good and indefeasible title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them;

                  (s) except as disclosed in the Prospectus, neither the Company nor any of its Significant Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and, except as disclosed in the Prospectus, the Company is not aware of any pending investigation which could reasonably be expected by the Company to lead to such a claim;

                  (t) except as disclosed in the Prospectus and the documents incorporated by reference therein, there are no pending actions, suits or proceedings against or affecting the Company, any of its Significant Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Significant Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated;

                  (u) the financial statements incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such consolidated financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements incorporated by reference in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

                  (v) except as disclosed in the Prospectus, since the date of the latest audited financial statements incorporated by reference in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

                  (w) no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company;

                  (x) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be (i) an "investment company" as defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder;

                  (y) each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, who have expressed their opinions on the audited financial statements and related schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act;

                  (z) the Company is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange and the Pacific Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the New York Stock Exchange or the Pacific Exchange, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing; and the Securities have been approved for listing on the New York Stock Exchange, subject to notice of issuance; and

                  (aa) the Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any written offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act.

                  5. The Company covenants and agrees with the several Underwriters as follows:

                  (a) to file the final Prospectus with the Commission within the time period specified by Rule 424(b) under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

                  (b) to deliver, at the expense of the Company, to the Underwriters signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Representatives may reasonably request;

                  (c) before filing any amendment or supplement to the Registration Statement or the Prospectus during such period of time after the first date of the public offering of the Securities a prospectus relating to the Securities is required by law to be delivered in connection with sales by the Underwriters or any dealer (the "Distribution Period") to furnish to the Underwriters a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably and timely object;

                  (d) to advise both Representatives promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or any supplemental prospectus or the initiation or, to the Company's knowledge, threatening of any proceeding for that purpose, (v) of the occurrence of any event, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vi) of the receipt by the

         Company of any notification with respect to any suspension of the registration or qualification of the Securities for offer and sale in any jurisdiction or the initiation or, to the Company's knowledge, threatening of any proceeding for such purpose, and to use its commercially reasonable efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of the Prospectus or any supplemental prospectus, or of any order suspending any such registration or qualification of the Securities, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during the Distribution Period, any event shall occur as a result of which it is necessary for the Underwriters to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary for the Underwriters to amend or supplement the Prospectus to comply with applicable law, the Company shall use its commercially reasonable efforts forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law; neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof;

                  (f) to endeavor to register or qualify the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such registration or qualification in effect so long as reasonably required for distribution of the Securities; provided that the Company shall not be required to file a general consent to service of process in any such jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified;

                  (g) to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning not later than the first fiscal quarter of the Company occurring after the date hereof, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (h) during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act;

                  (i) for a period of 90 days from the date of the public offering of the Securities not to directly or indirectly (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Securities, Purchase Contracts or Common Stock or any securities substantially similar to Securities, Purchase Contracts or Common Stock or any securities convertible into or exchangeable or exercisable for Securities, Purchase Contracts or Common Stock or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, Purchase Contracts or Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the prior written consent of both Representatives, which shall not be unreasonably withheld, other than (i) the Securities to be sold hereunder, (ii) any shares of Common Stock of the Company issued upon the conversion of any convertible debentures, convertible preferred stock or other convertible securities or the exercise of options, warrants and rights, in each case, outstanding on the date of the Prospectus, (iii) stock issued upon the exercise of options or options granted or under existing employee stock purchase or option plans or
         (iv) shares issued under the Company's direct stock purchase and dividend reinvestment plan;

                  (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Securities,
         (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any supplemental prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Securities under the securities or blue sky laws of such jurisdictions in the United States as the Representatives may reasonably designate (including fees of counsel for the Underwriters and its disbursements), (iv) in connection with the listing of the Securities on the New York

         Stock Exchange, (v) expenses related to any filing with the NASD, (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any blue sky survey and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (viii) the cost of preparing certificates and (ix) the cost and charges of any transfer agent and any registrar provided that, except as otherwise provided herein, the Underwriters shall pay their own costs and expenses including the fees and expenses of their counsel and any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters; and

                  (l) to use its best efforts, subject to official notice of issuance, to list the Securities and Shares on the New York Stock Exchange.

                  6. The obligations of the several Underwriters hereunder to purchase the Securities on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Underwriters;

                  (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (d) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of a majority in interest of the Underwriters, including both Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

                  (e) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Underwriters to the effect set forth in subsections (a) through (d) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

                  (f) Locke Liddell & Sapp LLP, counsel for the Company, shall have furnished to the Underwriters their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) the Shares to be issued and sold by the Company pursuant to the settlement of the Purchase Contracts, without regard to the antidilution provisions thereof, have been duly authorized and reserved for issuance, and when issued and delivered in accordance with the terms of the Purchase Contract Agreement, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights; and the authorized capital stock of the Company conforms, as to legal matters, in all material respects to the description thereof contained in the Company's Form 8-A/A filed pursuant to the Exchange Act and incorporated by reference in the Prospectus;

                  (ii) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities, the Purchase Contracts or the Notes by the Company or the issuance of the Shares pursuant to the Purchase Contracts, except such as have been obtained and made under the Securities Act, the Trust Indenture Act or the Exchange Act and such as may be required under state securities laws, as to which such counsel need not opine;

                  (iii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Purchase Contract Agreement (including the Purchase Contracts), the Indenture, the Pledge Agreement and the Remarketing Agreement, and the issuance and sale by the Company of the Securities, the Purchase Contracts and the Notes will not violate (i) any provision of applicable United States federal law, New York law or Delaware General Corporation Law, or (ii) the Certificate of Incorporation or Bylaws of the Company, and the Company has full power and authority to authorize, issue and sell the Securities, the Purchase Contracts and the Notes as contemplated by this Agreement and to issue the Shares pursuant to the Purchase Contracts;

                  (iv) the Registration Statement has become effective under the Securities Act, the Prospectus was filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission thereunder, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement, as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present in all material respects the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required, it being understood that such counsel need not express an opinion as to the financial statements and schedules or other financial data contained in the Registration Statement or the Prospectus;

                  (v) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need not express an opinion) appeared on its face to be appropriately responsive in all material respects with the Exchange Act; and the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need not express an opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Securities Act;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be,
                  (i) an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder;

                  (viii) the Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                  (ix) the Securities have been duly authorized, executed and issued by the Company and assuming (a) due execution of the Securities by the Purchase Contract Agent, as attorney-in-fact of the holders thereof, (b) due authentication of the Securities by the Purchase Contract Agent and (c) due authentication of the Notes by the Trustee, upon payment and delivery thereof in accordance with the Underwriting Agreement, the Securities will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Purchase Contract Agreement, except to the extent that enforcement thereof may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Securities conform in all material respects, as to legal matters, to the statements with respect thereto made in the Registration Statement and the Prospectus, as supplemented by the Prospectus Supplement;

                  (x) the Pledge Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the other parties thereto, the Pledge Agreement constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                  (xi) the Remarketing Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Remarketing Agent, the Remarketing Agreement constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; in addition, rights to indemnification thereunder may not be enforceable due to considerations of public policy;

                  (xii) the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and

                  (xiii) the Senior Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee, and upon payment thereof by you in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Senior Notes conform in all material respects, as to legal matters, to the statements with respect thereto made in the Registration Statement and the Prospectus, as supplemented by the Prospectus Supplement.

                  (xiv) the statements made in the Prospectus Supplement under the captions "Prospectus Supplement Summary -The Offering", "Description of the Equity Security Units" and "Description of the Senior Notes" and the statements made in the Basic Prospectus under the captions "Description of Capital Stock", "Description of the Debt Securities", "Description of Purchase Contracts" and "Description of Units", insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  (xv) subject to the qualifications, exceptions, assumptions and limitations stated therein, the statements made in the Prospectus Supplement under the caption "United States Federal Income Tax Consequences", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                  Such opinion shall state that the opinions set forth therein, and, in particular, with respect to paragraphs (viii) through (xiii) above, are subject (i) to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; provided, however, that the upon the occurrence of a Termination Event (as defined in the Purchase Contract Agreement), the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not substantively limit the provisions of Sections
         3.15 and 5.8 of the Purchase Contract Agreement and Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in, as the case may be, (x) the Pledged Notes (as defined in the Pledge Agreement) , the Pledged Treasury Consideration (as defined in the Pledge Agreement) and the Pledged Applicable Ownership Interest in the Treasury Portfolio (as defined in the Pledge Agreement), in the case of Equity Security Units, or (y) the Pledged Treasury Securities (as defined in the Pledge Agreement), in the case of Stripped Units (as defined in the Pledge Agreement); and provided further, that no opinion is expressed as to whether a court exercising bankruptcy jurisdiction might issue a temporary restraining order or provide other interim relief that would delay the exercise of such termination right for a period of time pending final adjudication of any challenge to the exercise of such right during a bankruptcy case involving the Company.

                  In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Delaware, New York and Texas, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and it is justified in relying thereon.

                  In addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectus (including the documents incorporated by reference therein), such counsel has participated in conferences with certain of the officers and representatives of the Company, the Company's independent accountants, the Underwriters and counsel for the Underwriters at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement, the Closing Date and the Additional Closing Date, if applicable, such counsel participated in additional conferences with certain officers and representatives of the Company, the Company's independent accountants, the Underwriters and counsel for the Underwriters at which portions of the Registration Statement and the Prospectus were discussed. Such counsel need not pass upon and or assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus nor make an independent check or verification thereof, except as specifically described in the opinion in paragraphs (iv) and
         (v) above. Such counsel shall further state that, subject to the foregoing, no facts have come to such counsel's attention that have caused them to believe that the Registration Statement, at the time it became effective, contained or incorporated by reference any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that Prospectus, as of its date, contained or incorporated by reference any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to such counsel's attention in the course of the proceedings described in the first and second sentences of this paragraph that caused them to believe that the Prospectus as of the Closing Date or Additional Closing Date, as applicable, contains or incorporates by reference any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need express no belief, however, with respect to financial statements, schedules or notes thereto or other financial data included or incorporated by reference in or omitted from the Registration Statement or Prospectus.

                  The opinion of Locke Liddell & Sapp LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein;

                  (g) David Siddall, Associate General Counsel for the Company, shall have furnished to the Underwriters his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) each of the Company and its Significant Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and each is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or to be in good standing, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

                  (ii) the execution, delivery and performance of this Agreement, the Purchase Contract Agreement (including the Purchase Contracts), the Indenture, the Notes, the Pledge Agreement and the Remarketing Agreement, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not, to such counsel's knowledge, (A) violate any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any subsidiary or their respective property is bound or (B) violate or conflict with any judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any subsidiary or their respective property, except in each case, for such violations as would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

                  (iii) to such counsel's knowledge after due inquiry, there are no legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial data contained in the Registration Statement or the Prospectus;

                  (iv) the statements under (A) the caption "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference into the Prospectus and
                  (B) the caption "Item 1 - Legal Proceedings" of Part II of the Company's quarterly report on Form 10-Q filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present as of the date of the applicable report the information disclosed therein in all material respects; and

                  (v) (A) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Purchase Contract Agreement (including the Purchase Contracts), the Indenture, the Notes, the Pledge Agreement and the Remarketing Agreement will not violate any provisions of any applicable laws and regulations specifically governing the generation, transportation, distribution or delivery of natural gas, oil, electricity or other related commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services (collectively, the "Energy Industry") and (B) no consent, approval, authorization or order of or qualification with any United States federal body or agency specifically regulating the Energy Industry is required for the performance by the Company of its obligations under this Agreement, except in each of the foregoing cases for such violations or failures to obtain such consent, approval, authorization, order or qualification as would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

                  The opinion of David Siddall described above shall be rendered to the Underwriters at the request of the Company and shall so state therein;

                  (h) on the Closing Date or Additional Closing Date, each of PricewaterhouseCoopers LLP and Deloitte and Touche LLP shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                  (i) the Underwriters shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, opinions of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. and Simpson Thacher & Bartlett, counsel to the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (j) the Underwriters shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Cravath, Swaine & Moore, counsel to the Purchase Contract Agent, with respect to such matters as the Underwriters may reasonably request;

                  (k) the "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you on the one hand and each of the executive officers and directors of the Company, on the other hand, relating to sales and certain other dispositions of Securities, Purchase Contracts, shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be; and

                  (l) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company shall have furnished to the Underwriters such further certificates and documents as the Representatives shall reasonably request.

                  7. The Company agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists the Underwriters in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted as such expenses are incurred) insofar as such losses, claims, damages or liabilities are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include the Prospectus and the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or
(ii) caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in any case that the Company shall not be liable to the extent that such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Underwriters expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the paragraph below.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the table in the first paragraph, the concession and reallowance figures appearing in the third paragraph and the information in the seventh paragraph, each under the caption "Underwriting."

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of the Underwriters which assists the Underwriters in the distribution of the Securities and such control persons of the Underwriters shall be designated in writing by the Underwriters and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the Indemnifying Person agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first or second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph to contribute are several in proportion to their underwriting obligations and not joint.

                  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any person controlling the Underwriters or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

                  8. Notwithstanding anything herein contained, this Agreement (or the obligations of the Underwriters with respect to the Option Securities) may be terminated in the mutual absolute discretion of both of the Representatives, by notice given by both Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Securities, prior to the Additional Closing Date)
(i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would in the judgment of a majority in interest of the Underwriters including both Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or if there has been a material disruption in securities settlement or clearance services in the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of a majority in interest of the Underwriters (including both Representatives), is material and adverse and which, in the judgment of a majority in interest of the Underwriters (including both Representatives), makes it impracticable or inadvisable to market the Securities being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

                  9. This Agreement shall become effective upon execution and delivery hereof by the parties hereto.

                  10. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on the Closing Date or the Additional Closing Date, as the case may be, and the aggregate stated amount of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total stated amount of

Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate stated amount of Securities with respect to which such default or defaults occur exceeds 10% of the total stated amount of Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                  11. If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder and upon demand the Company shall pay the full amount thereof to the Underwriters.

                  12. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, each affiliate of the Underwriters which assists the Underwriters in the distribution of the Securities, directors and officers of the Company any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

                  13. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to Credit Suisse First Boston Corporation at Eleven Madison Avenue, New York, New York 10010 (telefax: 212-325-4296); Attention: Transactions Advisory Group, and to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (telefax: 212-648-5552); Attention: Syndicate

Department. Notices to the Company shall be given to it at 1001 Louisiana Street, Houston, Texas 77002; Attention: Legal Department (telefax:
713-420-4099).

                  14. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  15. This Agreement shall be governed by and construed in accordance with the laws of the state of New York.

                  16. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  17. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  18. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and plural include one another. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Underwriters.

If the foregoing is in accordance with your understanding, please sign and return nine counterparts hereof.


                                               Very truly yours,

                                               EL PASO CORPORATION


                                               By:   /s/ John J. Hopper
                                                  ------------------------------
                                                  Name:  John J. Hopper
                                                  Title: Vice President and
                                                         Treasurer

Accepted as of the date first written above:

CREDIT SUISSE FIRST BOSTON CORPORATION


By:   /s/ Paul A. Davis
   ----------------------------------------
   Name:  Paul A. Davis
   Title: Director

J.P. MORGAN SECURITIES INC.


By:   /s/ Arnold Evans
   ----------------------------------------
   Name:  Arnold Evans
   Title: Vice President

On behalf of the Several Underwriters
named in Schedule I of the Underwriting Agreement

                                   SCHEDULE I


                                                                   Number of                    Number of
Underwriter                                                  Underwritten Securities        Option Securities
-----------                                                  -----------------------        -----------------
Credit Suisse First Boston Corporation................              3,250,000                     487,500
J.P. Morgan Securities Inc............................              3,250,000                     487,500
Banc of America Securities LLC........................                875,000                     131,250
Lehman Brothers Inc...................................                875,000                     131,250
Morgan Stanley & Co. Incorporated.....................                875,000                     131,250
Salomon Smith Barney Inc..............................                875,000                     131,250
                                                                   ----------                   ---------
         Total........................................             10,000,000                   1,500,000
                                                                   ----------                   =========

                                   SCHEDULE II


El Paso Natural Gas Company
El Paso Tennessee Pipeline Co.
Southern Natural Gas Company
El Paso Production Holding Company
El Paso CGP Company

                                                                       EXHIBIT A


                           [Form of Lock-Up Agreement]

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010

J.P. Morgan Securities, Inc.
270 Park Avenue
New York, New York 10017

On behalf of the Several Underwriters
named in Schedule I to the Underwriting Agreement


                             Re: El Paso Corporation - Equity Security Units
                                 Offering

Ladies and Gentlemen:

                  The undersigned understands that you have entered into an Underwriting Agreement (the "Underwriting Agreement") with El Paso Corporation, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by you (the "Underwriters") of 9.00% Equity Security Units (the "Securities"), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

                  In consideration of your agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent, which shall not be unreasonably withheld, the undersigned will not, during the period (the "Lock-Up Period") ending 45 days after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Securities, Purchase Contracts or shares of Common Stock of the Company or any securities of the Company which are substantially similar to Securities, Purchase Contracts or shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Securities, Purchase Contracts or Common Stock of the Company (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and

Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) other than (a) as a bona fide gift or bona fide gifts, provided, however, that the recipient of such bona fide gift or bona fide gifts shall execute a copy of and be bound by the terms of, this Agreement prior to such transfer, (b) the sale of any shares of Common Stock acquired upon the exercise of options granted under the Company's stock option or stock incentive plans that would otherwise expire during the Lock-Up Period or (c) the adoption of a written plan for trading securities consistent with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, as long as any sales under such written plan occur after the Lock-Up Period (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, Purchase Contracts or Common Stock of the Company or any securities of the Company which are substantially similar to the Securities, Purchase Contracts or Common Stock of the Company or any security convertible into or exercisable or exchangeable for Securities, Purchase Contracts or Common Stock of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities, Purchase Contracts or Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of both Representatives, which shall not be unreasonably withheld, it will not, during the period ending 45 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Securities, Purchase Contracts or shares of Common Stock or any securities of the Company which are substantially similar to Securities, Purchase Contracts or Common Stock or any security convertible into or exercisable or exchangeable for Securities, Purchase Contracts or Common Stock.

                  In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

                  The undersigned understands that, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, this Lock-Up Agreement shall terminate and be of no further force or effect, and the undersigned shall be released from all obligations under this Lock-Up Agreement.

                  The undersigned understands that the Underwriters propose to proceed with the Public Offering in reliance upon this Lock-Up Agreement.

                  THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                                           Very truly yours,


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title: